UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	March 31, 2005

Host America Corporation

(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Broadway Hamden, Connecticut	06518

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(203) 248-4100

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

            On March 31, 2005, Host America Corporation (“Host” or “Registrant”) and T.E.D. Corporation (“Purchaser”) entered into a Share Purchase Agreement (“Agreement”) whereby Host sold to Purchaser all of its shares in SelectForce, Inc. (“SelectForce”), a wholly owned subsidiary of Host.  The president of the Purchaser is Tammi Didlot, a former director of Host and an officer of SelectForce.

            Pursuant to the Agreement, Host received an amount equal to $2,070,000 payable as follows: (i) $896,482 in cash at closing; (ii) debt forgiveness by SelectForce of $973,518; and (iii) debt forgiveness of two promissory notes for a total amount of $200,000.

            The Agreement contains numerous representations, warranties and covenants by Host and the Purchaser, including a two (2) year covenant not to compete by Host and its officers and directors in the ownership, management, operation or control of an employment screening business.  A complete description of all warranties, representations, covenants is set forth in the Agreement filed as an Exhibit 10.83 to this Report.

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure

            On April 4, 2005, the Registrant issued a press release relating to the sale of a wholly owned subsidiary, SelectForce, Inc.  A copy of the press release announcing the sale is attached as Exhibit 99 to this Report.

Section 8 – Other Events

Item 8.01  Other Events

            On April 1, 2005, the Registrant’s Board of Directors approved the extension of the expiration dates of 1,150,000 warrants to purchase common stock issued on July 21, 2005 and 32,692 warrants to purchase common stock issued on June 21, 2001 (the “Warrants”).  The Board extended both sets of Warrants until July 21, 2007, subject to further extension.  The Warrant exercise prices of $5.50 and the other terms of the respective Warrants remain unchanged.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Title or Description
10.83	Share Purchase Agreement between Host America Corporation and T.E.D. Corporation dated March 31, 2005.
99	Press Release dated April 4, 2005

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST AMERICA CORPORATION

Dated: April 4, 2005	By: /s/ Geoffrey Ramsey
Geoffrey Ramsey
Chief Executive Officer

HOST AMERICA CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

10.83	Share Purchase Agreement between Host America Corporation and T.E.D. Corporation dated March 31, 2005.
99	Press Release dated April 4, 2005